UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 19, 2022

Quest Diagnostics Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Plaza Drive Secaucus, NJ	07094
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

Certificate of Incorporation

At the Annual Meeting of Stockholders of Quest Diagnostics Incorporated (the “Company”) held on May 18, 2022 (the “2022 Annual Meeting”), upon the recommendation of the Board of Directors (the “Board”), the stockholders voted on and approved amendments to the Company’s Restated Certificate of Incorporation (the “Amendment”) to: (1) allow stockholders to take certain actions by written consent in lieu of a meeting of stockholders with not less than the minimum number of votes that would be necessary to take such action if the matter was presented at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, subject to certain procedural and other requirements and limitations; and (2) lower the share ownership threshold for stockholders to request that the Company call a special meeting to 15% from 20%, subject to certain procedural, information and other requirements and limitations, to provide for a record date to determine stockholders entitled to request a special meeting and to make related amendments. Previously, the Company’s Restated Certificate of Incorporation permitted stockholder action by consent in lieu of a meeting of stockholders only if such consent was unanimous.

The Amendment was filed with the Secretary of State of the State of Delaware on May 19, 2022 and was effective as of such date. The foregoing summary is qualified in its entirety by the Certificate of Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

By-Laws

On May 19, 2022, the Board amended and restated the Company’s By-Laws (the “By-Laws”), effective upon the effectiveness of the Amendment, to reflect and provide for certain procedural and disclosure requirements in connection with the Amendment, as described above. The foregoing summary is qualified in its entirety by the By-Laws filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

d. Exhibit Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of the Company, effective May 19, 2022
3.2	Amended and Restated By-laws of Quest Diagnostics Incorporated, as amended effective May 19, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 20, 2022

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Deputy General Counsel and Secretary